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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JULY 2, 1997


                               CALPINE CORPORATION
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               (Exact name of registrant as specified in charter)



         DELAWARE                   033-73160                   77-0212977
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA                    95113
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (408) 995-5115
                                                  ------------------------


                                      NONE
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         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

         On July 2, 1997, the registrant announced in a press release that it has priced its Rule 144A offering of $200 million principal amount of 8-3/4% Senior Notes Due 2007. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.                EXHIBIT
-----------                -------

    99.                    Press Release dated July 2, 1997.



                                       2.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALPINE CORPORATION



DATE:  July 2, 1997                By: /s/ Ann B. Curtis
                                      ------------------
                                   Name:   Ann B. Curtis
                                   Title:  Senior Vice President




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                                  EXHIBIT INDEX


EXHIBIT
  NO.        EXHIBIT
-------      -------
  99.        Press Release dated July 2, 1997.